Note 8 - Financial Income, Net	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Interest Income and Interest Expense Disclosure [Text Block]
8—FINANCIAL INCOME, NET

Interest (expense) income, net consists of the following:

	6 months 2016	6 months 2015
Interest income	9	3
Interest expense	(27)	(28)
Warrants exercised or forfeited	174	66
Changes in fair value of the warrants	2,734	(1,385)
Total	2,891	(1,344)